SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 27, 2003



                           Double Eagle Petroleum Co.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Maryland                        0-6529                   83-0214692
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File           (IRS Employer
 of incorporation)                  Number)                  Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On May 27, 2003, Double Eagle Petroleum Co. (the "Company") announced its financial results for the quarter ended March 31, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


                                  Exhibit Index
                                  -------------

Exhibit
Number            Exhibit Title
------            -------------

99.1              Press release dated May 27, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition).
         -------------------------------------------------------------

         On May 27, 2003, the Company announced its financial results for the quarter ended March 31, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 27, 2003                        DOUBLE EAGLE PETROLEUM CO.
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                                           By:  /s/ David C. Milholm
                                                --------------------------------
                                                    David C. Milholm
                                                    Chief Financial Officer and
                                                    Treasurer